KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Mitsubishi UFJ Securities (USA), Inc.
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2016-A, Asset-Backed Notes

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle leases which we were informed are intended to be included as collateral in the offering of the Mercedes-Benz Auto Lease Trust 2016-A, Asset-Backed Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars, sport utility vehicles, and crossover automobiles.

Mercedes-Benz Auto Lease Trust 2016-A, Asset-Backed Notes
February 19, 2016

•
The phrase “Initial Data File” means an electronic data file, prepared and provided to us by the Company on January 13, 2016, containing certain information related to 57,014 Leases and their related attributes as of December 31, 2015.  The Company is responsible for the Initial Data File.

•
The phrase “Sample Leases” means a sample of 100 Leases that we selected randomly from the Initial Data File as instructed by the Company.  A listing of the Sample Leases is attached hereto as Exhibit A.

•
The phrase “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Adjusted Capitalized Cost, Contract Date, Maturity Date, New/Used, Original Term, Contract Residual, Base Rent Payment, Vehicle Make, Vehicle Model Class, Vehicle Model Year, and Vehicle Identification Number. We make no representation regarding the execution of the Lease Contract by the Lessee.

•	The term “Lemans” means the Company’s operating lease portfolio management system used to track and account for its motor vehicle operating Leases.
•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its motor vehicle operating Leases.
•	The term “FAW” means Financial Agent Workbench, which is the Company’s Customer Relationship Management tool used to service customer accounts.
•
The phrase “Certificate of Title” means the original, photocopy, or facsimile of the motor vehicle title provided to us by the Company that included information such as the Vehicle Identification Number, Vehicle Make, and Vehicle Model Year, as issued by the state of origin.

•	The phrase “Lease Modification Letter” means a letter written by the Company and addressed to the customer which corrects one or more errors on a Lease Contract.
•
The phrase “Lease File” means any file containing some or all of the following documents: Lease Contract, Lease Modification Letter, Certificate of Title, and screenshots contained within Lemans, ACE, or FAW. The Lease File, maintained and furnished to us by the Company, was represented to be either the original Lease File, a copy of the original Lease File, or electronic records contained within Lemans, ACE, or FAW.  The Company is responsible for the Lease Files.

•
The phrase “Accepted Vehicle Makes” refers to the following spellings and abbreviations provided to us by the Company: “MERCEDES-BENZ,”  “MERCEDES-B,”  “MERCE,”   “MERCEDES,”    “ME/BE,”  “MERCEDES-BEN,” “MB TRUCK,” “MERCEDES LIGHT-TRU,” and “MLT.”

Mercedes-Benz Auto Lease Trust 2016-A, Asset-Backed Notes
February 19, 2016

I.	The Sample Leases

At the request of the Specified Parties, we performed the following procedures with respect to the Sample Leases. For each Sample Lease, we compared information contained in the Initial Data File to information contained in the Lease File for the attributes listed below.

The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Initial Data File to the documents or other information contained in the Lease File for each of the attributes identified constituted an exception. The documents in the Lease File are listed in the order of priority until such attribute was compared.

Attributes	Lease File Document(s)
Lease Number	Lemans, FAW
Running Rate	Lemans
Adjusted Capitalized Cost	Lease Contract
Contract Date	Lease Contract
Original Start Date	Lemans
Maturity Date	Lease Contract, Lemans, Lease Modification Letter, and instructions provided by the Company described below
MSRP Base	Lemans
New/Used	Lease Contract and instructions provided by the Company described below
Original Term	Lease Contract
Current Remaining Term	Lemans
Contract Residual	Lease Contract
State of Origination	FAW and instructions provided by the Company described below
Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract, Certificate of Title, and instructions provided by the Company described below
Vehicle Model Class	Lease Contract, Certificate of Title
Vehicle Model Year	Lease Contract, Certificate of Title
Vehicle Identification Number	Lease Contract, Certificate of Title
FICO Score	ACE

Mercedes-Benz Auto Lease Trust 2016-A, Asset-Backed Notes
February 19, 2016

The Company instructed us to consider Sample Leases with Maturity Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information on the Initial Data File stated the Maturity Date as the 1st, 2nd, or 3rd day of the following month. We were informed by the Company that Lemans does not permit maturity dates to occur at the end of the month.   Lemans will adjust such dates to a corresponding day of the following month and the Company will notify the lessee, via written notice, of the change in date.

The Company instructed us to consider Sample Leases to be “New” if the odometer reading per the Lease Contract was less than 10,000 miles. We were informed that it is the Company’s policy to consider such Leases as “New” for purposes of structuring the leases using new car residual values.

The Company instructed us to consider the state in the “Garaging Address” per FAW as the State of Origination.

The Company instructed us to consider Sample Leases with a Vehicle Make listed as one of the Accepted Vehicle Makes per the respective Lease Contract to be in agreement if the Sample Lease information on the Initial Data File stated the Vehicle Make as “MERCEDES” or “MERCEDES-B.”

The information regarding the Sample Leases was found to be in agreement with the respective information on the document in the Lease File, except as noted in Exhibit B attached hereto.  There were no conclusions that resulted from our procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Initial Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Initial Data File or provided by the Company and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reliability or accuracy of the Initial Data File, the Lease Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

Mercedes-Benz Auto Lease Trust 2016-A, Asset-Backed Notes
February 19, 2016

This report is intended solely for the information and use of Mercedes-Benz Financial Services USA LLC and Mitsubishi UFJ Securities (USA), Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP
February 19, 2016

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT A.

Exhibit A The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	1853	35	49921	69	15612
2	44883	36	46148	70	15703
3	56285	37	23688	71	47024
4	49074	38	51699	72	1688
5	10640	39	38108	73	41423
6	18946	40	24088	74	6457
7	31621	41	54899	75	55028
8	51549	42	20125	76	44789
9	54800	43	21405	77	12597
10	7570	44	47904	78	53433
11	35388	45	27914	79	39465
12	20945	46	16534	80	37991
13	39271	47	330	81	35598
14	54265	48	7716	82	43262
15	29537	49	21677	83	18787
16	6664	50	21610	84	22325
17	39082	51	37880	85	14812
18	7566	52	13285	86	36251
19	49481	53	42299	87	27531
20	11248	54	24537	88	25688
21	30560	55	40217	89	23833
22	14367	56	50470	90	28431
23	600	57	25414	91	30442
24	5456	58	7334	92	33923
25	27137	59	46583	93	47942
26	5573	60	41226	94	291
27	35310	61	38747	95	22217
28	43561	62	12168	96	40798
29	7973	63	33982	97	38233
30	1515	64	35662	98	35884
31	37258	65	53311	99	22411
32	19353	66	1247	100	11630
33	36464	67	37671
34	25118	68	50438

(*)  The Company has assigned a unique Lease Number to each Lease in the Initial Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT B.

Exhibit B Sample Lease Exceptions

Sample Lease Number	Lease Number(*)	Attribute	Per Initial Data File	Per Lease File Documents
7	31621	Maturity Date	3/28/2018	3/27/2018
11	35388	Maturity Date	5/25/2018	5/24/2018

(*)  The Company has assigned a unique Lease Number to each Lease in the Initial Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.